Fourth Quarter Fiscal 2018 Earnings Teleconference November 16, 2018 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer ©2018 Matthews International Corporation. All Rights Reserved.

Disclaimer ➢ Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this presentation are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those presented herein are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”). ➢ The Company periodically provides information derived from financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. ➢ The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, system-integration costs, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. ➢ Similarly, the Company believes that EBITDA, adjusted EBITDA, and adjusted EBITDA margin provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting. ➢ The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. ➢ Lastly, the Company has presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. ©2018 Matthews International Corporation. All Rights Reserved. 2

Financial Overview ©2018 Matthews International Corporation. All Rights Reserved. 3

Q4 FY2018 Highlights ➢ Drivers of Q4 FY2018 GAAP EPS growth EPS - Diluted Improvements $0.93 ▪ Higher sales $0.60 ▪ Acquisitions & synergies ▪ Cost reduction initiatives; lower SG&A Partial offsets ▪ Higher commodity costs Q4 FY17 Q4 FY18 ▪ Higher intangible amortization expense ▪ Higher interest expense Adjusted EPS* $1.23 ➢ $1.06 Drivers of Q4 FY2018 Adjusted EPS growth ▪ Above factors that impacted GAAP EPS, except amortization expense is excluded from non- GAAP EPS ▪ Lower unusual items (acquisition-related items, strategic initiatives & other charges) Q4 FY17 Q4 FY18 * See supplemental slide for Adjusted EPS reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 4

Full Year Highlights ➢ Drivers of FY2018 GAAP EPS growth EPS - Diluted Improvements ▪ $3.37 Higher sales ▪ Acquisitions & synergies $2.28 ▪ Cost reduction initiatives; lower SG&A ▪ Tax regulation implementation Partial offsets ▪ FY 2017 FY 2018 Higher commodity costs ▪ Higher intangible amortization expense Adjusted EPS* ▪ Higher interest expense ▪ FY2017 included nonrecurring loss recoveries $3.96 $3.60 ➢ Drivers of FY2018 Adjusted EPS growth ▪ Above factors that impacted GAAP EPS, except amortization expense and tax regulation implementation are excluded from non-GAAP EPS FY 2017 FY 2018 ▪ Lower unusual items (acquisition-related items, strategic initiatives & other charges) * See supplemental slide for Adjusted EPS reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 5

Q4 FY2018 Consolidated Results ($ in millions) Sales GAAP Operating Profit and Margin $396.1 $407.4 $47.2 $29.9 7.6% 11.6% Q4 FY2017 Q4 FY2018 Q4 FY2017 Q4 FY2018 GAAP Gross Profit Adjusted EBITDA* and Margin and Margin $153.6 $148.8 $77.0 $64.1 38.8% 36.5% 16.2% 18.9% Q4 FY2017 Q4 FY2018 Q4 FY2017 Q4 FY2018 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 6

Full Year Consolidated Results ($ in millions) Sales GAAP Operating Profit and Margin $1,515.6 $1,602.6 $132.8 $112.6 7.4% 8.3% FY2017 FY2018 FY2017 FY2018 GAAP Gross Profit Adjusted EBITDA* and Margin and Margin $238.7 $255.1 $563.4 $581.4 37.2% 36.3% 15.7% 15.9% FY2017 FY2018 FY2017 FY2018 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 7

Q4 FY18 SGK Brand Solutions Results

Matthews INTERNATIONAL

($ in millions)

Sales


$203.7
$203.5
Q4 FY2017
Q4 FY2018

GAAP Operating Profit

and Margin


$18.9
280%
$5.0
2.5%
9.3%
Q4 FY2017
Q4 FY2018

Adjusted EBITDA*

and Margin


$37.6
26%
$29.9
14.7%
18.5%
Q4 FY2017
Q4 FY2018

- Higher sales in Europe (surfaces & engineering), UK, Asia, acquisitions; Fx was $2.6 million unfavorable
- GAAP operating profit includes $4.7 million and $5.2 million of amortization expense in Q4 FY2017 and Q4 FY2018
- Lower unusual charges by $6.7 million favorably impacted GAAP operating profit in Q4 FY2018
- Adjusted EBITDA benefited from higher sales, cost reduction initiatives, lower performance-related compensation

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
8

Full Year SGK Brand Solutions Results

Matthews INTERNATIONAL

($ in millions)


Sales
$770.2
5%
$805.3
FY2017
FY2018


GAAP Operating Profit
and Margin
$24.9
42%
$35.4
3.2%
4.4%
FY2017
FY2018


Adjusted EBITDA*
and Margin
$107.2
6%
$113.2
13.9%
14.1%
FY2017
FY2018

- Higher sales in Europe (surfaces & engineering), UK, Asia, acquisitions; Fx was $22.8 million favorable; LY included $18 million nonrecurring merchandising project
- GAAP operating profit includes $17.3 million and $20.6 million of amortization expense in FY2017 and FY2018
- Lower unusual charges by $8.8 million favorably impacted GAAP operating profit in FY2018
- Adjusted EBITDA benefited from higher sales, cost reduction initiatives, lower performance-related compensation

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
9

Q4 FY18 Memorialization Results

Matthews INTERNATIONAL

($ in millions)

Sales


$152.3
2%
$155.8
Q4 FY2017
Q4 FY2018

GAAP Operating Profit

and Margin


$19.9
16%
$23.1
13.1%
14.8%
Q4 FY2017
Q4 FY2018

Adjusted EBITDA*

and Margin


$27.8
14%
$31.7
18.3%
20.3%
Q4 FY2017
Q4 FY2018

- Higher sales from acquisitions and bronze market share gains partially offset by lower casket sales, memorials and pre-need; Fx was $0.3 million unfavorable
- GAAP operating profit includes $1.3 million and $2.1 million of amortization expense in Q4 FY2017 and Q4 FY2018
- Adjusted EBITDA benefited from acquisition synergies and higher sales; partially offset by higher steel costs

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
10

Full Year Memorialization Results

Matthews INTERNATIONAL

($ in millions)

Sales



$615.9
3%
$631.4
FY2017
FY2018

GAAP Operating Profit*
and Margin



$80.7
7%
$86.4
13.1%
13.7%
FY2017
FY2018

Adjusted EBITDA*
and Margin



$118.9
3%
$122.4
19.3%
19.4%
FY2017
FY2018

- Higher sales from cremation equipment, acquisitions and bronze market share gains partially offset by lower casket sales, memorials and pre-need; Fx was $2.8 million favorable
- GAAP operating profit includes $4.8 million and $7.3 million of amortization expense in FY2017 and FY2018
- Adjusted EBITDA benefited from acquisition synergies and higher sales; partially offset by higher steel costs

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
11

Q4 FY18 Industrial Technologies Results ($ in millions) Sales GAAP Operating Profit and Margin $48.1 6 $5.1 $5.3 $40.1 5 4 3 2 1 12.7% 11.0% 0 Q4 FY2017 Q4 FY2018 Q4 FY2017 Q4 FY2018 Adjusted EBITDA* ➢ Higher sales from fulfillment systems, marking products, and Margin OEM solutions, Compass Engineering acquisition; Fx was $0.5 million unfavorable $7.6 ➢ $6.5 GAAP operating profit includes $0.4 million and $1.0 million of amortization expense in Q4 FY2017 and Q4 FY2018 ➢ Adjusted EBITDA benefited from higher sales; each 16.2% 15.8% period includes $1.8 million of new product development Q4 FY2017 Q4 FY2018 project costs * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 12

Full Year Industrial Technologies Results

Matthews INTERNATIONAL

($ in millions)

Sales



$129.5
28%
$165.9
FY2017
FY2018

GAAP Operating Profit

and Margin



$7.0
57%
$11.0
5.4%
6.6%
FY2017
FY2018

Adjusted EBITDA*

and Margin



$12.6
56%
$19.6
9.7%
11.8%
FY2017
FY2018

- Higher sales from fulfillment systems, marking products, OEM solutions, acquisitions; Fx was $1.2 million favorable
- GAAP operating profit includes $1.3 million and $3.6 million of amortization expense in FY2017 and FY2018
- Adjusted EBITDA benefited from higher sales; partially offset by higher new product development project costs ($6.9 million in FY2017 vs. $8.0 million in FY2018)

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
13

Capitalization and Cash Flows ($ in millions) Debt Operating Cash Flow $149.3 $147.6 $911.1 $960.6 9/30/2017 9/30/2018 FY2017 FY2018 ➢ Debt reduction of $65.8 million during Q4 FY2018, Cash significantly reducing leverage ratio ➢ $57.5 Generated strong operating cash flow; record level in FY2017 included ~ $10 million from nonrecurring loss $41.6 recoveries ➢ Q4 FY2018 purchased 22k shares for $1.1 million; FY2018 purchased 394k shares for $21.2 million ➢ Quarterly dividend increased to $0.20/share, represents 9/30/2017 9/30/2018 5.3% increase; payable 12/10/18; 24th consecutive annual dividend increase ©2018 Matthews International Corporation. All Rights Reserved. 14

Business Overview ©2018 Matthews International Corporation. All Rights Reserved. 15

Business Highlights & Market Climate ➢ Equator showing signs of recent ➢ Several global clients pressuring wins; private label and retail focused segment performance SGK Brand ➢ ➢ Solutions Europe seeing positive momentum Currency climate ➢ Several new account wins; but ➢ Realizing benefits from cost savings volume ramp has been slow initiatives ➢ Acquisitions mitigated impact of ➢ Aurora synergies continue to increase declines in US casketed deaths ➢ Realizing planned synergies from Star ➢ Memorialization Gaining market share in bronze Granite & Bronze acquisition cemetery products ➢ Commodity cost pressures continue ➢ Price realization ➢ Strong cost controls ➢ Fulfillment products group increasing ➢ New product in beta test phase; market penetration launch still expected early 2019 Industrial ➢ Released new products by product ➢ Expanding opportunities with new Technologies identification group, gaining traction customer for turnkey warehouse ➢ Compass Engineering acquisition solutions contributing to segment performance ➢ Large, global logistics client releasing new projects ©2018 Matthews International Corporation. All Rights Reserved. 16

Acquisitions Integration Update SGK Brand Solutions ➢ Frost Converting Systems (November 2018) ➢ Equator (March 2017) ➢ Ungricht (January 2017) ➢ VCG (January 2017) Memorialization ➢ Star Granite & Bronze (February 2018) ➢ Aurora (August 2015) Industrial Technologies ➢ Compass Engineering (November 2017) ➢ RAF Technology (February 2017) ©2018 Matthews International Corporation. All Rights Reserved. 17

Outlook for Fiscal 2019* Observations ➢ Order rates for fulfillment systems (Industrial Technologies) and engineered solutions (SGK Brand Solutions) remain solid ➢ Recent new brand account wins and Frost acquisition will contribute favorably ➢ Commodity cost increases (primarily steel) present ongoing headwinds ➢ Effective income tax rate will increase since tax benefits discrete to FY2018 will not repeat next year Guidance ➢ Adjusted EBITDA will grow mid-to-high single digit rate over FY2018 ➢ Non-GAAP EPS will grow mid-single digit rate over FY2018; pre-tax to contribute high-single digit EPS growth, partially offset by higher tax rate ➢ Excess cash will be applied to reduce debt * As of November 15, 2018 ©2018 Matthews International Corporation. All Rights Reserved. 18

Supplemental Information ©2018 Matthews International Corporation. All Rights Reserved. 19

Reconciliations of Non-GAAP Financial Measures The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures (such as EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income and Adjusted EPS) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. These non- GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. ©2018 Matthews International Corporation. All Rights Reserved. 20

Adjusted Earnings Per Share

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in thousands, except per share data)	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
Net income attributable to Matthews	$ 29,595	$ 19,641	$ 107,371	$ 74,368
Acquisition-related items (1)	3,104	4,925	16,168	20,615
Pension and postretirement expense (2)	1,071	1,567	4,235	6,141
Intangible amortization expense	6,141	4,546	23,356	16,319
Strategic initiatives and other charges	(1,012)	4,440	1,106	6,722
Loss recoveries, net of costs	-	(974)	-	(7,478)
Tax-related (3)	771	200	(25,967)	485
Adjusted net income	$ 39,670	$ 34,345	$ 126,269	$ 117,172
Adjusted EPS	$ 1.23	$ 1.06	$ 3.96	$ 3.60

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26.0% and 20.1%, for the three months ended September 30, 2018 and 2017, respectively, and 26.0% and 30.0% for the fiscal year ended September 30, 2018 and 2017, respectively.

(1) Acquisition-related items included acquisition costs and ERP integration costs, net of tax, for each period presented, as follows:

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
Acquisition costs	1,191	3,093	8,128	13,828
ERP integration costs	1,913	1,832	8,040	6,787
Total Acquisition-related items	3,104	4,925	16,168	20,615

(2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(3) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately *$37,800 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated* repatriation transition tax charge and other charges of approximately $11,800, for the fiscal year ended September 30, 2018.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

©2018 Matthews International Corporation. All Rights Reserved.
21

EBITDA and Adjusted EBITDA

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in thousands, except percentage amounts)	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
Net income attributable to Matthews	$ 29,595	$ 19,641	$ 107,371	$ 74,368
Interest expense	10,645	6,621	37,427	26,371
Income taxes (1)	9,585	5,036	(9,118)	22,354
Depreciation and amortization	19,922	17,171	76,974	67,981
EBITDA	$ 69,747	$ 48,469	$ 212,654	$ 191,074
Acquisition-related items (2)	4,195	6,135	21,782	25,748
Strategic initiatives and other charges	(1,367)	5,925	1,495	9,209
Loss recoveries, net of costs	-	(1,325)	-	(10,683)
Stock-based compensation	2,929	2,708	13,460	14,562
Pension and postretirement expense (3)	1,447	2,191	5,723	8,773
Adjusted EBITDA	$ 76,951	$ 64,103	$ 255,114	$ 238,683
Adjusted EBITDA margin	18.9%	16.2%	15.9%	15.7%

(1) The income tax regulation changes identified in the adjusted net income/earnings per share reconciliation are included in this line and therefore not separately identified in the calculation of adjusted EBITDA.

(2) Acquisition-related items included acquisition costs and ERP integration costs for each period presented, as follows:

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
Acquisition costs	1,609	3,577	10,918	17,722
ERP integration costs	2,586	2,558	10,864	8,026
Total Acquisition-related items	4,195	6,135	21,782	25,748

(3) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to EBITDA, adjusted EBITDA, and adjusted EBITDA margin.*

©2018 Matthews International Corporation. All Rights Reserved.
22

Adjusted EBITDA by Segment

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in thousands)

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
SGK Brand Solutions				
Operating profit	$ 18,893	$ 4,978	$ 35,443	$ 24,919
Depreciation and amortization (1)	12,484	11,513	48,970	43,508
Other (2)	1,209	637	1,323	4,877
EBITDA	32,586	17,128	85,736	73,304
Acquisition-related items (1)	4,071	5,407	18,879	19,541
Strategic initiatives and other charges (3)	(984)	5,749	17	8,620
Loss recoveries, net of costs	—	(617)	—	(4,968)
Stock-based compensation	1,274	1,194	5,892	6,639
Pension and postretirement expense (4)	674	1,020	2,662	4,080
Adjusted EBITDA	$ 37,621	$ 29,881	$ 113,186	$ 107,216
Memorialization				
Operating profit	$ 23,076	$ 19,893	$ 86,370	$ 80,652
Depreciation and amortization (1)	5,733	4,781	21,961	21,408
Other (2)	1,236	652	1,352	4,983
EBITDA	30,045	25,326	109,683	107,043
Acquisition-related items (1)	44	712	2,630	5,851
Strategic initiatives and other charges (3)	(505)	—	769	—
Loss recoveries, net of costs	—	(629)	—	(5,074)
Stock-based compensation	1,426	1,305	6,553	6,893
Pension and postretirement expense (4)	687	1,041	2,718	4,167
Adjusted EBITDA	$ 31,697	$ 27,755	$ 122,353	$ 118,880
Industrial Technologies				
Operating profit	$ 5,255	$ 5,055	$ 11,021	$ 7,032
Depreciation and amortization (1)	1,705	877	6,043	3,065
Other (2)	156	83	171	630
EBITDA	7,116	6,015	17,235	10,727
Acquisition-related items (1)	80	16	273	356
Strategic initiatives and other charges (3)	122	176	709	589
Loss recoveries, net of costs	—	(79)	—	(641)
Stock-based compensation	229	209	1,015	1,030
Pension and postretirement expense (4)	86	130	343	526
Adjusted EBITDA	$ 7,633	$ 6,467	$ 19,575	$ 12,587
Consolidated				
Operating profit	$ 47,224	$ 29,926	$ 132,834	$ 112,603
Depreciation and amortization (1)	19,922	17,171	76,974	67,981
Other (2)	2,601	1,372	2,846	10,490
EBITDA	69,747	48,469	212,654	191,074
Acquisition-related items (1)	4,195	6,135	21,782	25,748
Strategic initiatives and other charges (3)	(1367)	5,925	1,495	9,209
Loss recoveries, net of costs	—	(1,325)	—	(10,683)
Stock-based compensation	2,929	2,708	13,460	14,562
Pension and postretirement expense (4)	1,447	2,191	5,723	8,773
Adjusted EBITDA	$ 76,951	$ 64,103	$ 255,114	$ 238,683

Note: See Disclaimer (Page 2) *for Management's assessment of* supplemental information related to EBITDA and adjusted EBITDA.

(1) One-time depreciation and amortization charges related to recent acquisitions are included in Depreciation and amortization.

(2) Other represents Investment (loss) income, Other income (deductions), net, and Net loss (income) attributable to noncontrolling interests

(3) One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(4) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2018 Matthews International Corporation. All Rights Reserved.
23

Fourth Quarter Fiscal 2018 Earnings Teleconference November 16, 2018 ©2018 Matthews International Corporation. All Rights Reserved.